First Quarter 2021Investor Presentation

This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular those related to the COVID-19 pandemic, including the ultimate impact of COVID-19 on our business, financial performance and operating results. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2020 and any subsequent Form 10-Q and Form 8-K filings made with the SEC, under the caption “Risk Factors.” These risks may also be further heightened by the continued and evolving impact of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2 Safe Harbor Statement

Company Overview(1) • An internally-managed (2) commercial real estate finance company operating as a REIT and focused on direct origination of floating-rate, senior first mortgage loans secured by institutional-quality, transitional properties. • Investment objective emphasizes preservation of capital while generating attractive risk-adjusted returns over the long-term, primarily through dividends derived from current income produced by the loan portfolio. • $4.3 billion(3) defensively-positioned nationwide investment portfolio that is broadly-diversified across property types, geographies and sponsors. • Senior CRE leadership team with decades of real estate lending experience across economic, credit and interest rate cycles. • Conservatively managed balance sheet with a well-balanced financing profile, moderate leverage and $949 million of equity capital. • GPMT is a member of the S&P 600 Small Cap index. 3(1) Except as otherwise indicated in this presentation, reported data is as of, or for the period ended, March 31, 2021. (2) Finalized the transition to an internally-managed REIT by completing the internalization of the management function on December 31, 2020. (3) Includes maximum loan commitments. Outstanding principal balance of $3.9 billion.

Granite Point Investment Highlights 4 EXPERIENCED AND CYCLE-TESTED SENIOR CRE TEAM ▪ Each senior CRE team member has over 20 years of experience in the commercial real estate debt markets. Includes extensive background in investment management and structured finance. ▪ Broad and long-standing direct relationships within the commercial real estate lending market participants. ATTRACTIVE AND SUSTAINABLE MARKET OPPORTUNITY ▪ The U.S. CRE lending markets continue to offer an enduring opportunity for non-bank specialty finance companies, which are expected to gain market share over time. ▪ Senior floating-rate loans remain an attractive value proposition. DIFFERENTIATED DIRECT ORIGINATION PLATFORM ▪ Nationwide lending program targeting income-producing, institutional-quality properties and high quality, experienced sponsors across the top 25 and, generally, up to the top 50 MSAs. ▪ Geographic diversification helps mitigate concentrated event risk. ▪ Fundamental, value-driven investing, combined with credit intensive underwriting and focus on cash flow, as key underwriting criteria. HIGH CREDIT QUALITY INVESTMENT PORTFOLIO ▪ Portfolio with total loan commitments of $4.3 billion, a weighted average stabilized LTV of 63.3%(1) and weighted average all-in yield at origination of LIBOR + 4.17%.(1) ▪ 100% loan portfolio well-diversified across property types, geographies and sponsors. ▪ Earnings benefit from in-the-money LIBOR floors with a weighted average rate of 1.57%. DIVERSIFIED FINANCING PROFILE ▪ Moderate level of balance sheet leverage and a well-diversified funding mix including CLO securitizations, senior secured credit facilities, asset-specific financings, senior secured term loan facilities and senior unsecured convertible notes. ▪ Emphasis on term-matched, non-recourse and non-mark-to-market types of financing such as CLO securitizations and certain other types of funding facilities. (1) See definition in the appendix.

PORTFOLIO CREDIT QUALITY ▪ Defensively-positioned and broadly-diversified portfolio of 100% CRE loans (over 99% senior first mortgages) with weighted average initial LTV of 65.8%(1) implying sponsors generally have significant equity in their properties. ▪ Strong collections of interest through May 2021 with 100% of borrowers making their contractual payments in accordance with loan agreements.(2) PORTFOLIO ACTIVITY(3) ▪ Since March 31, 2021, closed 3 senior floating-rate commercial real estate loans with total commitments of approximately $65 million and initial fundings of over $50 million. ▪ Forward pipeline of senior floating-rate loans with total commitments of approximately $175 million and initial fundings of over $145 million, which are expected to close over the next few months, subject to fallout. ▪ Funded approximately $18 million for prior loan commitments ▪ Received over $320 million of loan repayments, including two hotel loans totaling approximately $135 million in principal balance. FINANCING ▪ On May 14, 2021 closed GPMT 2021-FL3, a $824 million CRE CLO with an initial advance rate of 83.25% and a weighted average interest rate at issuance of LIBOR + 1.62%, before issuance costs. As a result, GPMT’s percentage of credit non-mark-to-market financing increased to approximately 70% of aggregate loan-level borrowings. ▪ No corporate debt maturities before December 2022. LIQUIDITY ▪ Current cash liquidity of approximately $280 million.(3) ▪ Option to borrow an additional $75 million in proceeds under the senior term loan facilities through September 25, 2021. Company Business Update 5 (1) See definition in the appendix. (2) Includes loan modifications and one nonaccrual loan. (3) As of May 24, 2021.

Commercial Real Estate Market Overview

$- $100 $200 $300 $400 $500 2021 2022 2023 2024 2025 $ i n b il li o n s Over $2.3 trillion of loans maturing over the next 5 years(1) Banks CMBS Life Cos Other Banks 50.4% CMBS 17.4% Life Cos 12.0% GSE 8.7% Other 11.5% Market Environment 7 (1) Source: MS, Trepp LLC and Federal Reserve Bank, dated as of December 31, 2020. (2) Source: Real Capital Analytics. Data from December 31, 2001 to December 31, 2020. (3) Source: Federal Reserve Bank, Fourth Quarter 2020 Flow of Funds. PORTFOLIO TURNOVER AND PROPERT Y SALES GENERATE HIGH DEMAND FOR L OANS HOLDERS OF CRE DEBT (3) $- $100 $200 $300 $400 $500 $600 $700 Sale transaction volume rebounded strongly following the global economic crisis(2) U.S. Investors Foreign

Investment Strategy and Origination Platform

Investment Philosophy 9 • Long-term, fundamental, value-driven investing philosophy; focus on relative value. • $4+ trillion market provides ability to invest selectively. • Key focus on diversification by market, property type and sponsor reduces concentrated event risk. • Prioritize income-producing, institutional-quality properties and experienced owners/sponsors. • Cash flow is a key underwriting metric. • Intensive diligence with a focus on bottom-up underwriting of property fundamentals. • Avoid “sector bets” and “momentum investments.” • The property is our collateral; the loan is our investment. OUR TEAM HAS DEVELOPED A SUCCESSFUL INVESTMENT PHILOSOPHY THAT HAS BEEN TESTED THROUGH SEVERAL ECONOMIC, INTEREST RATE AND REAL ESTATE CYCLES

PRIMARY AND SECONDARY MARKETS CONTINUE TO OFFER ATTRACTIVE INVESTMENT CHARACTERISTICS ALIGNED WITH OUR INVESTMENT THESIS • We target the top 25 and, generally, up to the top 50 MSAs, searching for value nationwide • We actively participate in the top 5 markets, which are large and more liquid • The next tier of MSAs also offers compelling investment opportunities • Sponsorship, business plan and loan terms all matter as much as geographical market 10 Investing in Primary & Secondary Markets (1) (1) As used in this presentation, primary markets are the top 5 MSAs and secondary markets are MSAs 6 and above. (2) Source: Real Capital Analytics. Data from 2001 through 12/31/2020. (3) Source: Real Capital Analytics. Data from the first quarter of 2001 through December 31, 2020. $- $50 $100 $150 $200 $250 $300 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 Annual Sale Transaction Volume ($bn)(2) Markets 1-5 Markets 6-25 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 2 Q 0 1 1 Q 0 2 4 Q 0 2 3 Q 0 3 2 Q 0 4 1 Q 0 5 4 Q 0 5 3 Q 0 6 2 Q 0 7 1 Q 0 8 4 Q 0 8 3 Q 0 9 2 Q 1 0 1 Q 1 1 4 Q 1 1 3 Q 1 2 2 Q 1 3 1 Q 1 4 4 Q 1 4 3 Q 1 5 2 Q 1 6 1 Q 1 7 4 Q 1 7 3 Q 1 8 2 Q 1 9 1 Q 2 0 4 Q 2 0 Capitalization Rates(3) Markets 1-5 Markets 6-25 Differential

Investment Strategy Overview 11 INVESTMENT STRATEGY PRIMARY VS SECONDARY MARKETS • Focus on generating stable and attractive earnings while maintaining a conservative risk profile • Direct origination of senior loans funding: • Property acquisitions • Refinancings • Recapitalizations / restructurings • Repositioning and renovation • Asset-by-asset portfolio construction focused on: • Relative value approach stressing diversification by market, property type and sponsor • Comprehensive, “bottom-up” underwriting of property and local market fundamentals • Active lender in both the primary and secondary markets • Geographic diversification is a key tenet of our investment philosophy PORTFOLIO BY MSA(1) 1-5, 42% 6-25, 31% 26+, 27% (1) As defined by the U.S. Census Bureau.

Target Investments 12 PRIMARY TARGET INVESTMENTS • Floating rate senior first mortgage loans secured by income-producing U.S. commercial real estate • Loan commitments of $25 million to $150 million (averaging $35-40 million) • Institutional-quality properties located in the primary and secondary markets • Secured by major property types (office, apartment, industrial, retail, hospitality) • High quality, experienced sponsors with transitional business plans that may include capital improvements and / or lease-up • Stabilized LTVs(1) generally ranging from 55% to 70% • Loan yields generally ranging from LIBOR + 3.0% to 4.0% SECONDARY TARGET INVESTMENTS • Subordinated interests (or B-notes), mezzanine loans, debt-like preferred equity and real estate-related securities secured by comparable properties with similar business plans (1) See definition in the appendix.

$100 million GPMT Senior Loan $65 million 100% 65% 52% GPMT Equity Investment $13 million Financing Facility Advance $52 million Borrower’s Equity $35 million LTV Investment Strategy Targeting Senior Loans 13 I LLUSTR AT IVE PROPE RT Y CAP ITAL STRUCTUR E SENIOR FLOATING RATE LOANS PROVIDE EXPOSURE TO COMMERCIAL REAL ESTATE SECTOR THROUGH A DE-RISKED POSITION WITHIN A PROPERTY'S CAPITAL STRUCTURE • Our senior loans are senior to our borrower’s significant equity investment • The borrower’s equity investment usually provides a cushion of 25-35% of property value • Our focus on direct originations and intensive credit underwriting allows us to craft loan structural features designed to protect our downside • Income generated by the property provides cash flow coverage to our loan investments

Origination Platform Overview OUR ORIGINATION APPROACH PRODUCES A LARGE UNIVERSE OF OPPORTUNITIES FROM WHICH WE CAN SELECT THE MOST ATTRACTIVE INVESTMENTS FOR OUR PORTFOLIO 14 PORTFOLIO SINCE INCEPTION(1)RELATIONSHIPS • Extensive and longstanding direct relationships with a wide array of private equity firms, funds, REITs and national, regional and local private owner/operators, brokers and co-lenders PROCESS • A highly-disciplined sourcing, screening and underwriting process RESULTS • Our team’s reputation as a reliable counterparty has contributed to multiple investment opportunities with repeat borrowers We believe that credibility, reliability and reputation drive repeat business and fuel our success as an originator (1) Portfolio principal balances as of 12/31 of each year, excluding 2021.

Credit Culture Based on Key Principles 15 • Portfolio construction on a loan-by-loan basis with each investment standing on its own merits and adhering to our overall credit culture • Significant amount of resources are committed upfront to ensure comprehensive underwriting and structuring • Team originating a loan remains responsible for monitoring and managing that investment until capital is repaid Rigorous Underwriting ▪ Property ▪ Markets ▪ Sponsor ▪ Business plan Structuring ▪ Legal document diligence ▪ Loan structure ▪ Lender rights Asset Management ▪ Accountability for loan performance ▪ Proactive monitoring ▪ Borrower dialogue OUR CREDIT CULTURE HAS BEEN DEVELOPED AND NURTURED OVER OUR SENIOR CRE TEAM’S LONG TENURE IN COMMERCIAL REAL ESTATE DEBT MARKETS

Portfolio Overview

31.5% 24.6% 21.5% 21.3% 1.1% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 4.7% 48.7% 25.7% 19.2% 1.7% 1 2 3 4 5 Investment Portfolio as of March 31, 2021 17 PROPERTY TYPE(2) GEOGRAPHY STABILIZED LTV(1) RISK RATINGS (1) See definition in the appendix. (2) Mixed-use properties represented based on allocated loan amounts. KEY PORTFOLIO STATISTICS Outstanding Principal Balance $3,872.6m Total Loan Commitments $4,326.2m Number of Investments 100 Average UPB ~$38.7m Weighted Average Yield at Origination(1) L + 4.17% Weighted Average Stabilized LTV(1) 63.3% Weighted Average Original Term(1) 3.2 years High-quality, well-diversified, 98% floating-rate portfolio comprised of over 99% senior first mortgage loans with a weighted average stabilized LTV at origination of 63.3%.(1) Office, 45.9% Multifamily, 23.8% Hotel, 17.3% Retail, 8.7% Industrial, 3.3% Other, 1.0% Northeast, 26.6% Southwest, 21.4%Midwest, 18.6% West, 16.9% Southeast, 16.5%

5.2% 2.8% 17.0% 28.8% 42.7% 3.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 2015 2016 2017 2018 2019 2020 % o f P o rt fo li o 1 -M o n th U .S . L IB O R % of Floating Rate Loan Portfolio Wtd. Avg. LIBOR Floor by Loan Vintage Wtd. Avg. Portfolio LIBOR Floor Investment Portfolio LIBOR Floors 18 WEIGHTED AVERAGE LIBOR FLOOR BY LOAN VINTAGE (1) Reflects changes to LIBOR floors arising from loan modifications in prior periods. (1) 1.57%

19 Case Studies(1) (1) For illustrative purposes only. • $102 million floating rate, first mortgage loan secured by a 918- unit garden style apartment building in Des Plaines, IL • Well-located in the Chicago submarket, north of O’Hare airport, in an infill location • Sponsor is a top-tier multifamily owner/operator • $60 million floating rate, first mortgage loan secured by a 468,347 SF Class A office building in Irving (Las Colinas), TX • Well-located, institutional quality asset in strong office market • Sponsor is a global private equity firm and a repeat borrower of GPMT • $48 million floating rate, first mortgage loan secured by a 138,914 SF industrial property in The Bronx, NY • Well-located last mile industrial asset, suited for cold storage • Acquisition transaction sourced through an existing GPMT relationship

Financial Highlights

First Quarter 2021 Highlights 21 (1) Represents Net Income Attributable to Common Stockholders, see definition in the appendix. (2) See definition in the appendix. FINANCIAL SUMMARY ▪ GAAP net income(1) of $28.0 million, or $0.51 per basic share, inclusive of $0.17 per basic share release of prior CECL reserves. ▪ Distributable Earnings(2) of $20.7 million, or $0.38 per basic share. ▪ Declared a cash dividend of $0.25 per common share. ▪ Book value per common share of $17.22, inclusive of $(1.14) per share allowance for credit losses. ▪ Allowance for credit losses as of March 31, 2021 of $63.1 million, or 1.46% of total loan commitments. PORTFOLIO ACTIVITY ▪ Received loan repayments and principal amortization of $101.6 million in UPB during the quarter, and funded $37.3 million of existing loan commitments. PORTFOLIO OVERVIEW ▪ Outstanding loan portfolio principal balance of $3.9 billion, and $4.3 billion in total commitments. ▪ Over 99% senior first mortgage loans and over 98% floating rate; no exposure to securities. ▪ Weighted average stabilized LTV of 63.3%(2) and weighted average yield at origination of LIBOR + 4.17%.(2) ▪ Approximately 88.0% of the portfolio is subject to a LIBOR floor of at least 1.00%; portfolio weighted average LIBOR floor of 1.57%. ▪ Modified 9 loans with a total principal balance of $395.6 million, most of which related to loans that had been previously amended. Deferred, and added to loan principal, interest of approximately $4.5 million. LIQUIDITY & CAPITALIZATION ▪ Closed a $349 million non-mark-to-market and term-matched financing with Goldman Sachs Bank USA, which refinanced loans previously funded on the Goldman Sachs repurchase facility. ▪ $62.8 million of CLO reinvestments during the quarter, generating $17.9 million of net cash after repaying $44.9 million of borrowings under the repurchase facilities. ▪ Ended Q1 with over $255 million in cash on hand.

First Quarter 2021 Financial Summary 22 SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $27.8 Benefit from (Provision) for Credit Losses $9.1 Operating Expenses $(8.9) GAAP Net Income(1) $28.0 Wtd. Avg. Basic Common Shares 55,137,608 Diluted Common Shares 71,834,396 Net Income Per Basic Share $0.51 Net Income Per Diluted Share $0.45 Common Dividend Per Share $0.25 (1) See definition in the appendix. (2) Includes an option to draw up to an additional $75 million of proceeds on a delayed draw basis under the secured term loan credit agreement until September 25, 2021. SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA, REFLECTS CARRYING VALUES) Cash $255.4 Loans Held-for-Investment, net $3,799.8 Repurchase Facilities $1,238.5 Securitized (CLO) Debt $925.4 Term Financing Facility $346.9 Senior Secured Term Loan Facilities(2) $207.1 Asset-Specific Financing $123.1 Convertible Debt $271.6 Stockholders’ Equity $948.9 Common Shares Outstanding 55,107,657 Book Value Per Common Share $17.22

Diversified Capital Sources

WELL-DIVERSIFIED CAPITALIZATION PROFILE WITH MODERATE LEVERAGE

FINANCING SUMMARY

($ IN MILLIONS)	Total Capacity	Outstanding Balance[1]	Wtd. Avg Coupon[2]	Advance Rate	Non-MTM
Repurchase Facilities[4]	$2,400	$1,239	L+1.95%	67.8%	
CLO-1 (GPMT 2018-FL1)		$274	L+1.80%	62.2%	✓
CLO-2 (GPMT 2019-FL2)		$654	L+1.64%	79.2%	✓
Term Financing Facility		$349	L+3.60%	64.2%	✓
Sr. Secured Term Loan Facilities[5]	$300	$225	8.00%	—	✓
Asset-Specific Financing	$150	$123	L+1.78%	80.0%	✓
Convertible Notes due Dec. 2022		$144	5.63%	—	✓
Convertible Notes due Oct. 2023		$132	6.38%	—	✓
Total Borrowings		**$3,140**			
Stockholders' Equity		$949			

LEVERAGE[3]



4.0x
3.0x
2.0x
1.0x
1.7x
3.0x
3/31/2021
Recourse Leverage
Total Leverage

FINANCING MIX



Term Loan
Asset Specific
Senior Convertible Notes
Term Financing Facility
Repurchase Facilities
CLOs

(1) Outstanding principal balance, excludes deferred debt issuance costs.
(2) Does not include fees and other transaction related expenses.
(3) See definitions in the appendix.
(4) Includes all repurchase facilities. Includes option to be exercised at the company's discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Wells Fargo facility from $275 million to up to $350 million.
(5) Includes an option to draw up to an additional $75 million of proceeds on a delayed draw basis under the secured term loan credit agreement until September 25, 2021.

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Summary of Investment Portfolio 24 ($ IN MILLIONS) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon(1) All-in Yield at Origination(1) Original Term (Years)(1) Initial LTV(1) Stabilized LTV(1) Senior Loans(1) $4,310.0 $3,856.4 $3,789.6 L + 3.51% L + 4.17% 3.1 65.8% 63.4% Subordinated Loans $16.2 $16.2 $10.2 8.63% 8.66% 10.0 44.8% 38.9% Total Weighted/Average $4,326.2 $3,872.6 $3,799.8 L + 3.51% L + 4.17%(1) 3.2 65.8% 63.3% (1) See definition in the appendix.

Appendix

$16.92 $17.22 $15.00 $15.50 $16.00 $16.50 $17.00 $17.50 $18.00 12/31/2020 Pre-Provision GAAP Earnings Benefit from (Provision for) Credit Losses Dividend Declaration Other 3/31/2021 $(0.25) $0.34 Key Drivers of First Quarter 2021 Earnings and Book Value Per Share • GAAP earnings and book value benefited from a $9.1 million, or $0.17 per basic share, release of prior CECL reserves driven by loan repayments and moderately improved macroeconomic forecasts employed in estimating the allowance. 26 BOOK VALUE $0.17 DISTRIBUTABLE EARNINGS RECONCILIATION(1) $ In Millions Per Basic Share Pre-Provision GAAP Earnings $18.9 $0.34 Benefit from (Provision for) Credit Losses $9.1 $0.17 GAAP Net Income(1) $28.0 $0.51 Adjustments: (Benefit from) Provision for Credit Losses $(9.1) $(0.17) Non-Cash Equity Compensation $1.9 $0.04 Distributable Earnings(1) $20.7 $0.38 (1) See definition in this appendix. $0.04

Reconciliation of GAAP Net Income to Distributable Earnings(1) 27 ($ IN MILLIONS, EXCEPT PER SHARE DATA) Q1 2021 Q4 2020 GAAP Net Income(1) $28.0 $23.1 Adjustments: (Benefit from) Provision for Credit Losses $(9.1) $(8.5) Internalization-related Restructuring Charges $— $2.6 Non-Cash Equity Compensation $1.9 $1.3 Distributable Earnings $20.7 $18.4 Wtd. Avg. Basic Common Shares 55,137,608 55,205,082 Diluted Common Shares 71,834,396 70,009,741 Distributable Earnings Per Basic Share $0.38 $0.33 (1) See definition in this appendix.

Financial Statements Impact of CECL Reserves 28 • Total allowance for credit losses of $63.1 million, of which $3.6 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) At 3/31/20 At 6/30/20 At 9/30/20 At 12/31/20 At 3/31/21 ASSETS Loans and securities $4,338,392 $4,391,281 $4,052,201 $3,914,469 $3,859,269 Allowance for credit losses $(64,274) $(77,904) $(73,339) $(66,666) $(59,433) Carrying Value $4,274,118 $4,313,377 $3,978,862 $3,847,803 $3,799,836 LIABILITIES Other liabilities impact(1) $7,534 $8,109 $7,374 $5,515 $3,630 STOCKHOLDERS’ EQUITY Cumulative earnings impact $(71,808) $(86,013) $(80,713) $(72,181) $(63,063) Per share impact $(0.97) $(0.26) $0.09 $0.16 $0.17 ($ in thousands) Q1 2021 Change in provision for credit losses: Loans held-for- investment $7,234 Other liabilities(1) $1,885 Total provision for credit losses $9,119 (1) Represents estimated allowance for credit losses on unfunded loan commitments.

Investment Portfolio Detail

($ IN MILLIONS)	Type[1]	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon[1]	All-in Yield at Origination[1]	Original Term (Years)[1]	State	Property Type	Initial LTV[1]	Stabilized LTV[1]
Asset 1	Senior	12/15	120.0	120.0	119.4	L + 4.15%	L + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 2	Senior	10/19	120.0	91.6	90.3	L + 3.24%	L + 3.86%	3.0	CA	Office	63.9%	61.1%
Asset 3	Senior	07/18	112.2	112.2	94.8	L + 3.34%	L + 4.27%	2.0	CA	Retail	50.7%	55.9%
Asset 4	Senior	12/19	101.7	88.2	86.9	L + 2.75%	L + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 5	Senior	08/19	100.3	89.9	89.1	L + 2.80%	L + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 6	Senior	07/19	94.0	77.3	76.5	L + 3.69%	L + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 7	Senior	06/19	92.7	70.5	66.6	L + 3.45%	L + 3.88%	3.0	TX	Hotel	56.1%	48.1%
Asset 8	Senior	12/18	92.0	68.8	68.7	L + 3.75%	L + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 9	Senior	10/19	87.8	67.1	65.9	L + 2.55%	L + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 10	Senior	05/17	86.7	82.9	82.7	L + 3.50%	L + 4.82%	4.0	MA	Office	71.3%	71.5%
Asset 11	Senior	01/20	81.9	53.1	52.4	L + 3.25%	L + 3.93%	3.0	CO	Industrial	47.2%	47.5%
Asset 12	Senior	06/19	80.9	80.6	80.0	L + 2.69%	L + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 13	Senior	10/19	76.5	76.5	75.4	L + 3.36%	L + 3.73%	3.0	FL	Mixed-Use	67.7%	62.9%
Asset 14	Senior	09/19	76.3	74.4	74.0	L + 3.07%	L + 3.58%	3.0	NY	Multifamily	62.7%	67.1%
Asset 15	Senior	10/17	74.8	53.9	53.4	L + 4.07%	L + 4.47%	4.0	DC	Office	67.0%	66.0%
Assets 16-100	Various	Various	2,928.4	2,665.6	2,623.7	L + 3.59%	L + 4.28%	3.2	Various	Various	66.9%	63.4%
Total/Weighted Average			**$4,326.2**	**$3,872.6**	**$3,799.8**	**L + 3.51%**	**L + 4.17%[1]**	**3.2**			**65.8%**	**63.3%**

(1) See definition in this appendix.

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Condensed Consolidated Balance Sheets 30 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA) March 31, 2021 December 31, 2020 ASSETS (unaudited) Loans held-for-investment $ 3,859,269 $ 3,914,469 Allowance for credit losses (59,433) (66,666) Loans held-for-investment, net 3,799,836 3,847,803 Cash and cash equivalents 255,411 261,419 Restricted cash 3,679 67,774 Accrued interest receivable 12,292 12,388 Other assets 28,439 30,264 Total Assets $ 4,099,657 $ 4,219,648 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 1,238,541 $ 1,708,875 Securitized debt obligations 925,384 927,128 Asset-specific financings 123,091 123,091 Term financing facility 346,861 — Convertible senior notes 271,649 271,250 Senior Secured term loan facilities 207,103 206,448 Dividends payable 14,033 25,049 Other liabilities 23,098 22,961 Total Liabilities 3,149,760 3,284,802 Commitments and Contingencies 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 issued and outstanding ($1,000,000 liquidation preference) 1,000 1,000 Stockholders’ Equity Common stock, par value $0.01 per share; 450,000,000 shares authorized and 55,107,657 and 55,136,885 shares issued and outstanding, respectively 551 552 Additional paid-in capital 1,059,267 1,058,298 Cumulative earnings 131,156 103,165 Cumulative distributions to stockholders (242,202) (228,169) Total Granite Point Mortgage Trust, Inc. Stockholders’ Equity 948,772 933,846 Non-controlling interests 125 — Total Equity $ 948,897 $ 933,846 Total Liabilities and Stockholders’ Equity $ 4,099,657 $ 4,219,648

Condensed Consolidated Statements of Comprehensive (Loss) Income 31 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME (IN THOUSANDS, EXCEPT SHARE DATA) Three Months Ended March 31, 2021 2020 Interest income: (unaudited) Loans held-for-investment $ 54,039 $ 63,259 Available-for-sale securities — 280 Held-to-maturity securities — 310 Cash and cash equivalents 100 326 Total interest income 54,139 64,175 Interest expense: Repurchase facilities 8,951 19,675 Securitized debt obligations 4,617 9,434 Convertible senior notes 4,518 4,516 Term financing facility 2,122 — Asset-specific financing 877 1,122 Revolving credit facilities — 242 Senior secured term loan facilities 5,280 — Total Interest Expense 26,365 34,989 Net interest income 27,774 29,186 Other income (loss): Benefit from (provision for) credit losses 9,119 (53,336) Fee income — 522 Total other income (loss) 9,119 (52,814) Expenses: Base management fees — 3,907 Compensation and benefits 5,460 4,373 Servicing expenses 1,316 1,109 Other operating expenses 2,127 4,180 Total expenses 8,903 13,569 Income (loss) before income taxes 27,990 (37,197) Benefit from income taxes (1) (6) Net income (loss) 27,991 (37,191) Dividends on preferred stock 25 25 Net income (loss) attributable to common stockholders $ 27,966 $ (37,216) Basic earnings (loss) per weighted average common share $ 0.51 $ (0.68) Diluted earnings (loss) per weighted average common share $ 0.45 $ (0.68) Dividends declared per common share $ 0.25 $ — Weighted average number of shares of common stock outstanding: Basic 55,137,608 55,056,411 Diluted 71,834,396 55,056,411 Comprehensive income (loss): Net income (loss) attributable to common stockholders $ 27,966 $ (37,216) Other comprehensive income (loss), net of tax: Unrealized gain (loss) on available-for-sale securities — (3,744) Other comprehensive income (loss) — (3,744) Comprehensive income (loss) $ 27,966 $ (40,960)

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2020, and for all subsequent reporting periods ending on or after December 31, 2020, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to serve as a general proxy for our taxable income, though it is not a perfect substitute for it, and, as such, is considered a key indicator of our ability to generate sufficient income to pay our common dividends and in determining the amount of such dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net income (loss) and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall performance of our business. ▪ We use Distributable Earnings to evaluate our performance excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. For reporting purposes, we define Distributable Earnings as net income (loss) attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expense; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income (loss) or in net income for such period); and (iv) certain non-cash items and one-time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings 32

▪ While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non- recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but nonrecoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the three months ended March 31, 2021, we recorded a $9.1 million benefit from provision for credit losses, which has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings as referenced above. ▪ Distributable Earnings does not represent net income (loss) or cash flow from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings (cont’d) 33

Other Definitions 34 All-in Yield at Origination ▪ Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Calculations of all-in weighted average yield at origination exclude fixed rate loans. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Initial LTV ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Net Income Attributable to Common Stockholders ▪ GAAP net income (loss) attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Original Term (Years) ▪ Original term (Years) is the initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Recourse Leverage ▪ Borrowings outstanding on repurchase facilities, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans. Stabilized LTV ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Total Leverage ▪ Borrowings outstanding on repurchase facilities, securitized debt obligations, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity.

Company Information

Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017 and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes.

For more information regarding Granite Point, visit www.gpmtreit.com.

Contact Information:

Corporate Headquarters:

3 Bryant Park, 24th Floor
New York, NY 10036
212-364-5500

New York Stock Exchange:
Symbol: GPMT

Investor Relations:

Marcin Urbaszek
Chief Financial Officer
212-364-5500
Investors@gpmtreit.com

Transfer Agent:

Equiniti Trust Company
P.O. Box 64856
St. Paul, MN 55164-0856
800-468-9716
www.shareowneronline.com

Analyst Coverage:

Citigroup Securities

Arren Cyganovich
(212) 816-3733

Credit Suisse

Douglas Harter
(212) 538-5983

JMP Securities

Steven DeLaney
(212) 906-3517

J.P. Morgan

Charles Arestia
(212) 622-0755

Keefe, Bruyette & Woods

Jade Rahmani
(212) 887-3882

Raymond James

Stephen Laws
(901) 579-4868

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